SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report: April 9, 2012

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

0-27436	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 9, 2012, we entered into subscription agreements with certain institutional investors for the purchase and sale of (i) 6,517,648 shares of our common stock (the “Shares”), (ii) six-year warrants to purchase 6,517,648 shares of common stock (the “Series A Warrants”) and (iii) six-month warrants to purchase 6,517,648 shares of common stock (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) for gross proceeds of $5,540,000 (the “Offering”). We currently anticipate that closing of the sale of the Shares and Warrants will take place on April 13, 2012, subject to the satisfaction of customary closing conditions. Rodman and Renshaw, LLP is serving as placement agent for the registered direct offering.

The Shares and Warrants will be issued pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, to our effective shelf registration statement on Form S-3 (File No. 333-178656) which became effective on January 5, 2012.

The net proceeds of the offering will be used to fund the preparation of the New Drug Application for Probuphine and for working capital and general corporate purposes.

A copy of the placement agent agreement is filed herewith as Exhibit 1.1 and incorporated herein by reference. Copies of the forms of Series A Warrant, Series B Warrant and the subscription agreement are filed herewith as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference. A copy of the press release dated April 10, 2012 announcing the transaction is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On April 9, 2012, we executed Amendment No. 2 to the Rights Agreement dated December 20, 2011 (the “Amendment”) to provide that the provisions of the Rights Agreement will not apply to any person who becomes the beneficial owner of 15% or more of our common stock as a result of purchasing securities in the Offering. A copy of the Amendment is attached as Exhibit 4.3 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Placement Agent Agreement by and between Titan Pharmaceuticals, Inc. and Rodman & Renshaw, LLC, as Representative, dated April 9, 2012.

4.1	Form of Series A Warrant.

4.2	Form of Series B Warrant.

4.3	Amendment No. 2 to Rights Agreement

10.1	Form of Subscription Agreement, dated April 9, 2012.

10.2	Corporate Presentation dated March 2012.

99.1	Press Release issued April 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Sunil Bhonsle, President

Dated: April 10, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agent Agreement by and between Titan Pharmaceuticals, Inc. and Rodman & Renshaw, LLC, as Representative, dated April 9, 2012.

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

4.3	Amendment No. 2 to Rights Agreement

10.1	Form of Subscription Agreement, dated April 9, 2012.

10.2	Corporate Presentation dated March 2012.

99.1	Press Release issued April 10, 2012.

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